UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 6, 2011	000-30237
Date of Report (Date of earliest event reported)	Commission File Number

ETHOS ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	88-0467241
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

18 Technology, Suite 165 Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(886) 925-9553
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously disclosed on January 4, 2011, Ethos Environmental, Inc. (“Ethos” or “Company”) and Regeneca International, Inc. (“Regeneca”), a Nevada corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 14, 2010 with respect to a business combination transaction. The Agreement and Plan of Merger was attached as exhibit 2.1 to the 8-K filed on January 4, 2011. Item 5.2 from this exhibit stated that, subject to approval by the Stockholders of the Company, the Company would execute a one-for-thirty (1:30) reverse stock split. While the Company reserves the right, subject to approval by the Stockholders of the Company, to execute a reverse stock split, the Company does not, at this time, intend to execute a reverse stock split as set forth in the Agreement and Plan of Merger.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHOS ENVIRONMENTAL, INC.

December 31, 2010		/s/Matthew Nicosia
	Name:	Matthew Nicosia
	Title:	Chief Executive Officer

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